UPDATING SUMMARY PROSPECTUS

FOR THE

SURVIVORSHIP PROTECTION VUL

a flexible premium variable life insurance policy issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

of

The Penn Insurance and Annuity Company PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

May 1, 2026

The Prospectus for the Survivorship Protection Variable Universal Life Insurance Policy (the “Policy”) contains more information about the Policy, including its features, benefits, and risks. You can find the Prospectus and other information about the Policy online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

**********

DEFINITIONS

More detailed information concerning the terms defined below is in the appropriate sections of the Prospectus and this Summary Prospectus.

Cash Surrender Value: The Policy Value, less any surrender charges that may apply.

Company: The Penn Insurance and Annuity Company. Also referred to as “we,” “our,” and “us,” or “PIA.”

Fixed Accounts. There are four Fixed Accounts under the Policy: the Short-Term Fixed Account, the Traditional Fixed Account, the Policy Loan Account, and the Fixed Dollar Cost Averaging Account. These are all part of the Company’s general account assets. These are the Fixed Account Options.

Investment Options: Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.

Net Cash Surrender Value: The Policy Value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your Policy.

Net Premium: The balance of a premium payment after deduction of the percent of premium charge.

Policy Specifications Page: Section 1 of your Policy. The Policy Specifications Page contains your Policy’s individual specifications.

Policy Value: The total value of your Policy, which is the sum of the values in the Variable Investment Options and the Fixed Account Options. At any time, your Policy Value is equal to: the Net Premiums you have paid (your premiums less the percent of premium charges); plus or minus the investment results in the part of your Policy Value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your Policy Value (if any) allocated to the Fixed Account Options; minus policy charges we deduct; and minus partial withdrawals you have made. Policy loans may also affect your Policy Value.

Portfolios: The mutual fund portfolios that are available for investment through the Variable Investment Options of the Separate Account.

Separate Account: PIA Variable Life Account I of Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts that correspond to the Variable Investment Options. Each subaccount corresponds to, and invests exclusively in, a particular Portfolio.

Specified Amount: The dollar amount of life insurance under the Policy as selected by the policy owner. It equals the initial Specified Amount shown on the Policy Specifications Page, minus any decreases made to the initial Specified Amount.

Variable Investment Options. The subaccounts of the Separate Account, each of which invests exclusively in a specified Portfolio.

You, Your: The policy owner, who can make decisions regarding allocation of Net Premiums, transfers, withdrawals, surrender, borrowing money, naming beneficiary(ies), electing riders, and other matters (all within the policy limits).

UPDATED INFORMATION ABOUT THE SURVIVORSHIP PROTECTION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The information in this Summary Prospectus is a summary of certain Policy features that have changed since the Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Policy.

Effective on or about May 12, 2026, the Capital Growth Portfolio of Vanguard Variable Insurance Funds was renamed the PRIMECAP Portfolio.

On December 15, 2025, the investment advisory team for the Diversified Value Portfolio of Vanguard Variable Insurance Funds was restructured. Lazard Asset Management LLC was removed as advisor to the Portfolio, and Aristotle Capital Management, LLC and Harris Associates L.P. were added as advisors. Hotchkis and Wiley Capital Management, LLC remains as advisor to the Portfolio.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE SURVIVORSHIP PROTECTION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEES AND EXPENSES
Charges for Early Withdrawals

If you fully surrender your Policy within 15 years following your purchase of the Policy, you may be assessed a surrender charge of up to 4.00% of your Specified Amount.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a surrender charge of up to $20,000.

For more detailed information, see the Prospectus: Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Transaction Charges

In addition to the surrender charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial withdrawal processing fee. A surrender charge will also be deducted if you decrease the Specified Amount of the life insurance death benefit in the first five policy years.

We reserve the right to impose transfer charges (when you transfer Policy Value between Investment Options), but we currently do not impose these charges. We may also impose charges if you exercise certain rider benefits.

For more detailed information, see the Prospectus: Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis). Some of these charges, such as the monthly Cost of Insurance Charge, the monthly Expense Charge per Thousand of Specified Amount, and certain rider charges (for supplemental benefits), are set based on individual characteristics of both insureds (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Per Policy Expense Charge, the Mortality and Expense Risk Asset Charge, loan interest, and certain other rider charges. Please refer to the Policy Specifications Page (Section 1 of your Policy) for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Portfolios, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2025.

FEES AND EXPENSES
Portfolios’ Total Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Variable Investment Options (Portfolio Company fees and expenses)	0.09%	0.36%
For more detailed information, see the Prospectus: Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

RISKS

Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy; What is the Value of My Policy?

Not a Short-Term Investment

This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long- term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the Policy Value (also called cash value) through partial withdrawals or loans; you cannot access more than your Net Cash Surrender Value (the Policy Value less the surrender charge and less any outstanding policy loan).

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy.

Risks Associated with Investment Options

•

An investment in this Policy is subject to the risk of poor investment performance of the Portfolios you choose, and the value of an investment can vary depending on the investment performance of the Portfolios.

•

Each Investment Option (the Portfolios and the Fixed Accounts) has its own unique risks. The investment performance of the Portfolios will vary among each other, and the Portfolios may underperform similar mutual funds not available through the Variable Investment Options. Some Portfolios are riskier than others.

•

A discussion of the risks of allocating your premiums or Policy Value to one or more Portfolios can be found in the prospectuses for the Portfolios. You should review the prospectuses for the Portfolios before making an investment decision.

•

Premiums and Policy Value allocated to the Traditional Fixed Account Option may be kept there for an extended period of time due to restrictions on transfers out of the Traditional Fixed Account Option.

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy; Appendix A — Portfolios Available Under the Policy; Appendix B — Fixed Account Options.

RISKS

Insurance Company Risks

An investment in the Policy is subject to the risks related to the Company, including:

•

Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options), are subject to the claims-paying ability and financial strength of the Company.

•

There are risks relating to the Company’s administration of the Policy, including cybersecurity and infectious disease outbreak risks.

•

If the Company experiences financial distress, it may not be able to meet its obligations to you.

•

More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see the Prospectus: The Penn Insurance and Annuity Company; Financial Statements; Summary of Principal Risks of Investing in the Policy — Insurance Company Risks; Other Information.

Policy Lapse

Your Policy can lapse even if you pay all of the planned premiums on time.

•

When a Policy lapses, it has no value, and no benefits are paid upon the death of either insured. You will also lose the principal invested.

•

A Policy can lapse if the Net Cash Surrender Value is insufficient to pay the policy charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and policy charges (including increases in those charges).

•

The larger a policy loan becomes relative to the Policy’s Cash Surrender Value, the greater the risk that the Policy’s Net Cash Surrender Value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•

A Policy lapse may have tax consequences.

•

If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy.

The No-Lapse Guarantee Rider can prevent the Policy from lapsing if the No-Lapse Guarantee Rider Requirement is satisfied.

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy; What Payments Must I Make Under the Policy? — Lapse and Reinstatement; What Are the Supplemental Riders That Are Available? — No-Lapse Guarantee Rider; How is the Policy Treated Under Federal Income Tax Law? — Policy Loans.

RESTRICTIONS

Investments

•

You can allocate your Net Premiums to the Variable Investment Options (that invest in the Portfolios) and the Fixed Account Options.

•

The minimum amount that you can transfer generally is $25.

•

The maximum amount that you can transfer out of the Traditional Fixed Account in any Policy Year is the greatest of (a) 25% of the amount in the Traditional Fixed Account at the previous Policy anniversary, (b) $5,000, or (c) the total amount transferred out of that account in the previous policy year.

RESTRICTIONS

•

The Company reserves the right to remove or substitute any of the Portfolios as Investment Options that are available under the Policy.

•

In addition, we may limit your ability to make transfers involving the Variable Investment Options if a transfer may disadvantage or potentially harm or hurt the rights or interests of other policy owners.

•

We will also reject or reverse a transfer request if for any reason any of the Portfolios do not accept the purchase of its shares.

For more detailed information, see the Prospectus: How Are Amounts Credited to the Separate Account?; How Can I Change the Policy’s Investment Allocations?

Optional Benefits

•

We may impose restrictions and limitations on your choice of Investment Options in order to keep the No-Lapse Guarantee Rider in effect, but we currently do not enforce any such restrictions.

•

A change in Specified Amount; the addition, deletion, or change of any riders; or a change in either insured’s rate class may impact the No-Lapse Guarantee Rider, and may require the payment of additional premiums to maintain the rider’s guarantee.

•

We may stop offering an optional benefit at any time.

For more detailed information, see the Prospectus: What Are the Supplemental Riders That Are Available?

TAXES

Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•

If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

•

Earnings on your Policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to an additional tax before the younger of the insureds attains age 59 1⁄2.

For more detailed information, see the Prospectus: Summary of Principal Risks of Investing in the Policy — Taxes and Tax Risks; How Is the Policy Treated Under Federal Income Tax Law?

CONFLICTS OF INTEREST

Investment Professional Compensation

Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these investment professionals may have a financial incentive to recommend this Policy over another Policy or investment.

For more detailed information, see the Prospectus: Distribution Arrangements.

CONFLICTS OF INTEREST

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see the Prospectus: “What Payments Must I Make Under the Policy? — Tax-Free “Section 1035” Insurance Policy Exchanges.”

APPENDIX A

PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2025)
			1 Year	5 Year	10 Year
Vanguard Variable Insurance Fund
Domestic Large Blend	Equity Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	17.70%	14.27%	14.66%
Domestic Large Blend	Total Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	16.93%	12.98%	14.10%
Intermediate-Term Bond	Global Bond Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	5.69%	-0.41%	1.59%[1]
Domestic Mid Blend	Mid-Cap Index Portfolio The Vanguard Group, Inc. (Adviser)	0.17%	11.54%	8.46%	10.77%
Moderate Allocation	Moderate Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.12%	16.19%	6.51%	8.14%
Intermediate-Term Bond	Total Bond Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	6.94%	-0.51%	1.90%
International Large Blend	Total International Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.09%	32.04%	7.88%	7.20%[1]
Conservative Allocation	Conservative Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.12%	12.73%	4.22%	6.14%

[1]	Since inception (9/7/2017).

A-1

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2025)
			1 Year	5 Year	10 Year
Moderate Allocation	Balanced Portfolio Wellington Management Company LLP (Adviser)	0.20%	16.46%	9.29%	10.03%
Domestic Large Growth	PRIMECAP Portfolio[2] PRIMECAP Management Company (Adviser)	0.34%	28.98%	13.97%	14.96%
Domestic Large Value	Diversified Value Portfolio Hotchkis and Wiley Capital Management LLC (Adviser), Aristotle Capital Management, LLC (Adviser) and Harris Associates L.P. (Adviser)	0.28%	16.83%	13.24%	11.76%
Domestic Large Value	Equity Income Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	16.80%	12.59%	11.52%
Domestic Large Growth	Growth Portfolio Wellington Management Company LLP (Adviser)	0.36%	16.89%	11.36%	15.58%
High Yield Bond	High Yield Bond Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.24%	9.18%	4.05%	5.62%
International Large Growth	International Portfolio Baillie Gifford Overseas Ltd. (Adviser) Schroder Investment Management North America Inc. (Adviser)	0.32%	19.97%	0.62%	10.48%
Real Estate	Real Estate Index Portfolio The Vanguard Group, Inc. (Adviser)	0.26%	3.11%	4.51%	5.08%
Domestic Small Growth	Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC (Adviser) The Vanguard Group, Inc. (Adviser)	0.29%	6.11%	3.81%	9.61%

[2]	Effective on or about May 12, 2026, the Vanguard Variable Insurance Funds — Capital Growth Portfolio was renamed the Vanguard Variable Insurance Funds — PRIMECAP Portfolio.

A-2

The Prospectus and Statement of Additional Information (the “SAI”) include additional information about the Survivorship Protection Variable Universal Life Insurance Policy. These documents are available, without charge, upon request from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The Prospectus and SAI are incorporated by reference into this Summary Prospectus and, therefore, are legally a part of this Summary Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and Policy values by contacting The Penn Insurance and Annuity Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650.

The SEC EDGAR Contract Identifier for the Survivorship Protection Variable Universal Life Policy is C000242683.

PM 9068	5/26